
YOUR
JOURNEY
BEGINS HERE®
LIPPERT COMPONENTS®
DREW INDUSTRIES INCORPORATED
lippertcomponents.com

DREW INDUSTRIES INCORPORATED

Management Team



JASON LIPPERT, CEO

> 20+ years with Drew



SCOTT MERENESS, PRESIDENT

> 20+ years with Drew

> **Average tenure of Drew's members of senior management is 14+ years with the company**

Sales by Market

($ in millions)	2010	2011	2012	2013	2014	LTM 3/15
RV Towable	$428	$498	$653	$728	$844	$892
Year over year growth		16%	31%	11%	16%	33%
RV Motorhome	$17	$17	$35	$48	$68	$75
Year over year growth		0%	106%	37%	42%	92%
Manufactured Housing	$68	$77	$80	$80	$77	$79
Year over year growth		13%	4%	0%	-4%	0%
Adjacent Industries	$30	$58	$96	$114	$127	$136
Year over year growth		93%	66%	19%	11%	35%
Aftermarket	$28	$28	$32	$39	$64	$74
Year over year growth		0%	14%	22%	64%	118%
International	$2	$3	$5	$7	$11	$11
Year over year growth		50%	67%	40%	57%	83%
Total	$573	$681	$901	$1,016	$1,191	$1,267
Year over year growth		19%	32%	13%	17%	36%

DREW INDUSTRIES INCORPORATED

LTM 3/15 percentage growth is compared to LTM 3/13

Consolidated Sales Growth

Sales for the twelve months ended December 31 for each year unless noted



$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
($ in millions)
2009
2010
2011
2012
2013
2014
LTM 3/15
(d)
Acquisitions ($157M, 18%) (a)
Organic ($250M, 29%) (b)
Industry ($462M, 53%) (c)

DREW INDUSTRIES INCORPORATED

a) Sales for acquisitions represent the trailing twelve month sales at the date of acquisition. Any post-acquisition change is included in organic or industry accordingly.
b) Organic growth consists primarily of gains in market share, price increases, increased adjacent industry sales and new product sales.
c) Industry growth represents the increase in industry-wide RV and MH wholesale shipments.
d) Proforma impact of acquisitions completed in 2015 and 2014, assuming each of the acquisitions had been completed at the beginning of the twelve month period ended March 2015.

Demographics

(RV Consumer Demographic profile – 2011)

	2005	2011
Number of U.S. households that own an RV	7.9 million	8.9 million
Household ownership rates of RVs	8.0 %	8.5 %
Average age of all RVs	12.7 years	14.2 years
Average time consumers have owned their current RV	6.6 years	8.4 years
Age of typical RV owner	49 years	48 years
Average income of RV owner	$78,000	$75,000

Seven-in-ten RV owners plan to purchase another RV to replace their current unit, with 37% of these expecting to purchase a new RV. Current owners intending to purchase either a new or used RV plan to purchase in about 5 years on average.

DREW
INDUSTRIES INCORPORATED

Expanding Our Growth Potential

Opportunities	Est. Total Market
Developed Line of RV Awnings	$ 100 million
Doors and Windows for Truck Caps, Horse Trailers and Buses	$ 100 million
Cross Sell Existing Products to Boat, Livestock, Equipment, Utility and Cargo Trailer Markets, as well as Mid-Size and School Buses	$ 400 million
Sales of Replacement Parts to the RV and Manufactured Housing Aftermarkets	$ 350 million
International RV Components	$ 750 million
Electronic control systems	$ 50 million
Total Market	**$ 1.8 billion**


YOUR
JOURNEY
BEGINS HERE®
LIPPERT COMPONENTS®
DREW INDUSTRIES INCORPORATED
lippertcomponents.com

Sales by Market

($ in millions)	2010	2011	2012	2013	2014	LTM 3/15
RV Towable	$428	$498	$653	$728	$844	$892
Year over year growth		16%	31%	11%	16%	33%
RV Motorhome	$17	$17	$35	$48	$68	$75
Year over year growth		0%	106%	37%	42%	92%
Manufactured Housing	$68	$77	$80	$80	$77	$79
Year over year growth		13%	4%	0%	-4%	0%
Adjacent Industries	$30	$58	$96	$114	$127	$136
Year over year growth		93%	66%	19%	11%	35%
Aftermarket	$28	$28	$32	$39	$64	$74
Year over year growth		0%	14%	22%	64%	118%
International	$2	$3	$5	$7	$11	$11
Year over year growth		50%	67%	40%	57%	83%
Total	$573	$681	$901	$1,016	$1,191	$1,267
Year over year growth		19%	32%	13%	17%	36%

LTM 3/15 percentage growth is compared to LTM 3/13

DREW INDUSTRIES INCORPORATED

Financial Performance



Net Sales
RV Segment net sales
MH Segment net sales
EBITDA
EBITDA
Net Sales and EBITDA (1) (in millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$140
$120
$100
$80
$60
$40
$20
$0
$255
$325
$354
$531
$669
$729
$669
$511
$398
$573
$681
$901
$1,016
$1,191
$1,267
$108
$171
$220
$348
$448
$509
$492
$368
$313
$477
$571
$781
$894
$1,075
$1,150
$147
$154
$134
$183
$221
$220
$177
$143
$85
$96
$110
$120
$122
$116
$117
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM 3/15

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see supplemental schedule).

Consolidated Sales Growth

Sales for the twelve months ended December 31 for each year unless noted



($ in millions)
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
2009
2010
2011
2012
2013
2014
LTM 3/15
(d)
Acquisitions ($157M, 18%) (a)
Organic ($250M, 29%) (b)
Industry ($462M, 53%) (c)

a) Sales for acquisitions represent the trailing twelve month sales at the date of acquisition. Any post-acquisition change is included in organic or industry accordingly.
b) Organic growth consists primarily of gains in market share, price increases, increased adjacent industry sales and new product sales.
c) Industry growth represents the increase in industry-wide RV and MH wholesale shipments.
d) Proforma impact of acquisitions completed in 2015 and 2014, assuming each of the acquisitions had been completed at the beginning of the twelve month period ended March 2015.

DREW INDUSTRIES INCORPORATED

RVs - Industry Wholesale Shipments
(Compared to Drew's Performance)



Industry Units
Approximately 78% of Drew's RV Segment net sales are for Travel Trailer and 5th Wheel RVs
Drew's Net Sales
(Industry units in thousands, net sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
Drew RV Segment Net Sales
800
700
600
500
400
300
200
100
0
$1,200
$1,000
$800
$600
$400
$200
$0
2001 257 49 51 157 $108
2002 311 60 55 196 $171
2003 321 62 45 214 $220
2004 370 73 43 254 $346
2005 384 61 281 $448
2006 391 56 42 293 $509
2007 353 36 262 $492
2008 28 24 185 $368
2009 166 15 138 $313
2010 242 25 18 199 $477
2011 252 25 14 213 $571
2012 286 28 15 243 $781
2013 321 38 15 268 $894
2014 357 44 14 299 $1,075
LTM 3/15 364 45 14 305 $1,150
2015 P 380 47 13 320
2016 P 395 49 14 332
RV Share Held by TTs & 5th Wheels
61% 63% 67% 69% 73% 75% 74% 78% 83% 82% 85% 85% 83% 84% 84% 84% 84%

DREW INDUSTRIES INCORPORATED

Projections for 2015 and 2016 are the latest published by the RVIA (Summer 2015).


DOORS
AWNINGS
MATTRESSES
FURNITURE
ELECTRONICS
SLIDE-OUTS
SHOWERS & SINKS
SUSPENSION ENHANCEMENTS
WINDOWS
AXLES
STEPS
CHASSIS
LEVELING

LIPPERT COMPONENTS

DREW INDUSTRIES INCORPORATED

lippertcomponents.com

Disciplines

Fabric and Woodworking



Electronics and Plastic Forming



Steel and Aluminum Fabrication



Lamination and Glass Fabrication



Steel and Aluminum Welding



Schwintek Slide Motion-Systems



DREW
INDUSTRIES INCORPORATED

RV Market

Towable RVs

(Approximately 78% of Drew's RV Segment net sales)



88% of industry 2014 unit sales

61% of 2014 wholesale dollar sales, or $9.4 billion

Retail cost $4,000 to $100,000 per unit. Average about $30,000

Motorhomes

(Approximately 7% of Drew's RV Segment net sales)



12% of industry 2014 unit sales

39% of 2014 wholesale dollar sales, or $6.0 billion

Retail cost $41,000 to $400,000+ per unit. Average about $137,000

DREW INDUSTRIES INCORPORATED

Camper Market



38%
Active Campers
39,520,000*



54%
Tent Campers
21,340,800

11,310,000	Camp Every Year (53%)
3,414,000	Camp Every Other Year (16%)
6,615,000	Camp Every Few Years (31%)



23%
RV Campers
9,089,600

6,090,000	Camp Every Year (68%)
818,000	Camp Every Other Year (9%)
2,090,000	Camp Every Few Years (23%)



19%
Cabin Campers
7,508,800

3,454,000	Camp Every Year (45%)
1,727,000	Camp Every Other Year (23%)
2,402,000	Camp Every Few Years (32%)

DREW INDUSTRIES INCORPORATED

* Estimates based on 104 million households. All other (4%) 1,580,800, Statistics provided by KOA 2014.

Why We are Optimistic







More economical family vacations

- Typical RV family vacation is 23 to 59 percent less expensive for a family of four

Shift in U.S. culture toward more RV-related activities

- College and NFL football games
- NASCAR events
- More active, shorter, “greener”, & family oriented vacations

Positive demographics

- The number of consumers between the ages of 55 and 70 is projected to total 56 million by 2020, 27 percent higher than in 2010
- One in ten vehicle-owning households between 50 and 64 owns at least one RV

DREW INDUSTRIES INCORPORATED

› RV Industry Trends



Units
Travel Trailer and 5th Wheel RVs, Drew's primary RV market
Wholesale
Retail
(Units in thousands)
325
300
275
250
225
200
175
150
125
100
75
50
25
0
185.1
226.4
138.3
164.3
199.2
186.0
212.9
206.0
242.9
222.8
268.0
250.8
298.9
272.4
75.4
46.0
81.8
52.3
2008
2009
2010
2011
2012
2013
2014
YTD 3/14
YTD 3/15
Dealer Inventory Change
(41.3)
(26.0)
13.2
6.9
20.1
17.2
26.5
29.4
29.5

DREW INDUSTRIES INCORPORATED

Number of U.S. Households that Own an RV
(in Millions)


10
9
8
7
6
5
4
1980
1984
1988
1993
1997
2001
2005
2011

Statistics provided by RVIA Industry Profile 2013.

Demographics

(RV Consumer Demographic Profile – 2011)

	2005	2011
Number of U.S. households that own an RV	7.9 million	8.9 million
Household ownership rates of RVs	8.0 %	8.5 %
Average age of all RVs	12.7 years	14.2 years
Average time consumers have owned their current RV	6.6 years	8.4 years
Age of typical RV owner	49 years	48 years
Average income of RV owner	$78,000	$75,000

Seven-in-ten RV owners plan to purchase another RV to replace their current unit, with 37% of these expecting to purchase a new RV. Current owners intending to purchase either a new or used RV plan to purchase in about 5 years on average.

DREW INDUSTRIES INCORPORATED

Manufactured Housing – Industry Production
(Compared to Drew's Performance)


Industry Units
(Industry units in thousands, net sales in millions)
Drew's Net Sales
Multi-Sections
Single-Section
Drew's MH Segment net sales
250
200
150
100
50
0
$250
$200
$150
$100
$50
$0
193
49
144
$147
168
37
131
$154
131
27
104
$134
131
34
97
$183
147
52
95
$221
117
33
84
$220
96
31
65
$177
82
30
52
$142
50
19
31
$85
50
20
30
$96
52
25
27
$111
55
26
29
$120
60
28
32
$122
64
30
34
$116
66
31
35
$117
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM 3/15
MH Share Held by Multi-Sections
75%
78%
79%
74%
65%
72%
68%
63%
63%
59%
51%
53%
53%
52%

There are no industry forecasts for the manufactured housing industry.

What's Next…

- Adjacent Markets
- International RV
- Aftermarket RV
- Innovation/RD
- Acquisitions
- Additional North American RV Growth/Content

International RV Markets



LMC
Meine Welt
INFO

DREW
INDUSTRIES INCORPORATED

Research and Development
Focus on innovation

- Development, engineering, product testing
- Personnel – 35 professionals
- We have inventors on staff
- Drew product teams pushing product development
- Drew customers pushing product development
- We are our customers R/D



RV Aftermarket Opportunity

- We are putting nearly $1 billion in components into the RV industry each year
- Establishing a service department that is second to none on the supply side
- Our goal is to have dealers rely on us heavily as a resource to help them provide a higher level of customer satisfaction to the customer
- Used RV market nearly doubles new RV market
- Better margins



Specialty Vehicle / Adjacent Markets

Marine	Bus	Heavy Truck	Equestrian	Cargo
				

DREW
INDUSTRIES INCORPORATED

New Products & Acquisitions

2011

ACQUIRE M-TEC: Adding components for RVs and mobile office units

ACQUIRE EA TECHNOLOGIES: Expanding towable RV chassis and slide-out mechanisms

ACQUIRE STARQUEST: Adding windows for truck caps, horse trailers and buses

2012

ACQUIRE M&M FABRICATORS: Expanding chassis customization operation

ACQUIRE AMERIMAX: Additional RV towable entry doors

2013

INTRODUCE RV AWNINGS

ACQUIRE MIDSTATES: Adding Tool & Die and automation capabilities

2014

ACQUIRE FORTRESS: Expanding specialized RV chassis

ACQUIRE INNOVATIVE DESIGN SOLUTIONS: Electronic control systems

ACQUIRE STAR DESIGN: Expanding plastic thermoforming

ACQUIRE POWER GEAR Motion solutions for the RV industry

ACQUIRE DUNCAN SYSTEMS Aftermarket windshield and window

2015

ACQUIRE EA TECHNOLOGIES Metal fabrication and coating technologies company

ACQUIRE SPECTAL Window manufacturers for buses and specialty vehicles

2014 – 2015 Acquisitions

($ in millions)	Purchase Price	Historical Sales	Description
Innovative Design Solutions[(1)]	$ 35.9	$ 19	Electronic control systems encompassing a wide variety of RV applications
Star Design	$ 12.2	$ 10	Thermoformed plastics products
Power Gear & Kwikee	$ 35.5	$ 28	RV leveling systems, slideouts and steps
Duncan Systems[(2)]	$ 18.0	$ 26	Distributor of replacement awnings, motorhome windshields and other vehicle windows
EA Technologies	$ 9.2	$ 17	Custom steel and aluminum parts and provider of electro-desposition ('e-coat') and power coating services
Spectal[(2)]	$ 22.3	$ 25	Manufacturer of windows and doors
Total	$133.1	$125	

DREW INDUSTRIES INCORPORATED

(1) Plus contingent consideration payable on future sales. IDS had annual sales of approximately $19 million in 2013, of which $15 million were to the Company.

(2) Plus contingent consideration payable on future sales.

Acquisition Discipline and History

- Have made 40 acquisitions over the past 15 years
- We are great at integrating acquisitions
- Acquisitions have come in the form of intellectual property, small start ups and larger
- Sweet spot has been $10mm - $35mm range in acquisition cost
- 5 out of last 6 acquisitions have had substantial revenue outside our core RV business
- We get great people – competitive advantage of making many acquisitions

LIPPERT COMPONENTS | DREW INDUSTRIES INCORPORATED

Expanding Our Growth Potential

Opportunities	Est. Total Market
Developed Line of RV Awnings	$ 100 million
Doors and Windows for Truck Caps, Horse Trailers and Buses	$ 100 million
Cross Sell Existing Products to Boat, Livestock, Equipment, Utility and Cargo Trailer Markets, as well as Mid-Size and School Buses	$ 400 million
Sales of Replacement Parts to the RV and Manufactured Housing Aftermarkets	$ 350 million
International RV Components	$ 750 million
Electronic control systems	$ 50 million
Total Market	**$ 1.8 billion**

› Content Per New Towable RV

- Approximately 78% of RV Segment net sales are for Travel Trailer and Fifth-Wheel RVs
- 100% market share in existing products would yield an estimated $5,000 per Towable RV
- Growth in RV "features" drives content increases


2001-2014 average content increase = $166 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,148
$2,337
$2,690
$2,716
$2,825
$2,923

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	LTM 3/15
RV Segment operating profit margin	7.7%	8.4%	10.1%	8.2%	8.5%	7.4%	11.3%	5.9%	2.9%	7.9%	6.6%	6.0%	7.6%	8.1%	8.0%

DREW INDUSTRIES INCORPORATED

At industry production levels for the 12 months ended March 2015, each $100 increase in content adds approximately $31 million in sales for Drew.

Content Per New Motorhome RV

- Approximately 6% of RV Segment net sales are for Motorhome RVs
- 100% market share in existing products would yield an estimated $5,000 per Motorhome RV



2004-2014 average content increase = $151 per year
$31
$199
$336
$469
$658
$848
$669
$705
$1,227
$1,252
$1,544
$1,679
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM 3/15

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	LTM 3/15
RV Segment operating profit margin	8.2%	8.5%	7.4%	11.3%	5.9%	2.9%	7.9%	6.6%	6.0%	7.6%	8.1%	8.0%

DREW INDUSTRIES INCORPORATED

At industry production levels for the 12 months ended March 2015, each $100 increase in content adds approximately $4 million in sales for Drew.


YOUR
JOURNEY
BEGINS HERE®
LIPPERT COMPONENTS
DREW
INDUSTRIES INCORPORATED
lippertcomponents.com

Forward-Looking Statements

- This presentation contains certain "forward-looking statements" with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

- Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel, steel based components and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of labor, employee benefits, employee retention, realization of efficiency improvements, the successful entry into new markets, the costs of compliance with environmental laws and increased governmental regulation, information technology performance and security, the ability to protect intellectual property, interest rates, oil and gasoline prices, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, and in the Company's subsequent filings with the Securities and Exchange Commission. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

Supplemental Schedules

Operating Results

Three Months Ended March 31

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2015	2014	Change
Net Sales	$ 361.5	$ 285.4	27%
Operating Profit	$ 31.8	$ 26.0	22%
% of Sales	8.8%	9.1%	
Net Income	$ 20.1	$ 16.2	24%
Diluted EPS	$ 0.82	$ 0.67	22%

Results By Segment

Three Months Ended March 31

FINANCIAL PERFORMANCE

($ in millions)	2015	2014	Change
Net Sales:			
RV Segment	$ 334.6	$ 259.0	29%
MH Segment	$ 26.9	$ 26.4	2%
Operating Profit:			
RV Segment	$ 29.1	$ 23.7	22%
MH Segment	$ 2.7	$ 2.3	30%
Operating Profit as a Percentage of Net Sales:			
RV Segment	8.7%	9.2%	
MH Segment	10.1%	8.8%	

Debt Position

($ in millions)	Debt	Cash and Investments	Net Cash (Debt)	Cash Utilized for Acquisitions During the YTD Period
12/31/11	$ -	$ 7	$ 7	$ 50
12/31/12	$ -	$ 10[(1)]	$ 10[(1)]	$ 1
12/31/13	$ -	$ 66	$ 66	$ 5
12/31/14	$ 16	$ -	$ (16)[(2)]	$ 107
03/31/15	$ 50	$ 28	$ (22)[(3)]	$ 25[(4)]

(1) *On December 20, 2012, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $45 million.*

(2) *On January 6, 2014, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $47 million.*

(3) *On April 10, 2015, the Company paid a special dividend of $2.00 per share of the Company's Common Stock or an aggregate of $48 million.*

(4) *On April 24, 2015, the Company acquired the business and certain assets of Spectal, the purchase price of $22 million is included above.*

DREW INDUSTRIES INCORPORATED

Balance Sheets

FINANCIAL PERFORMANCE

($ in millions)	12/31/11	12/31/12	12/31/13	12/31/14	03/31/15
Total Assets	$ 351	$ 374	$ 453	$ 544	$ 629
Total Debt	$ -	$ -	$ -	$ 16	$ 50
Cash & Investments	$ 7	$ 10(4)	$ 66	$ -	$ 28
Stockholders' Equity	$ 277	$ 284(3)	$ 314(4)	$ 395	$ 370(5)
Days Sales in A/R(1)	17 days	14 days	16 days	15 days	21 days
Inventory Turns(2)	6.2 turns	7.8 turns	7.9 turns	8.2 turns	8.2 turns

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period. December 31 is the seasonal low point.
(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.
(3) After cash dividend of $2.00 per share, or $45 million, paid in December 2012.
(4) After cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.
(5) After cash dividend of $2.00 per share, or $48 million, declared in March of 2015 and paid in April 2015.

DREW INDUSTRIES INCORPORATED

Cash Flow

Significant use of cash items since December 31, 2009	
Acquisitions (19)*	$224 million
Capital expenditures	$150 million
Special dividends	$173 million
Stock repurchases	$ 2 million
Total	**$ 549 million**

* On April 24, 2015, the Company acquired the business and certain assets of Spectal, the purchase price of $22 million is included above.

DREW INDUSTRIES INCORPORATED

› Cash Flow

FINANCIAL PERFORMANCE



Dividends
Capital Expenditures
Acquisitions
Operating Cash Flow
$160
$140
$120
$100
$80
$60
$40
$20
$-
$0
$5
$65
$22
$10
$33
$42
$63
$74
$50
$24
$37
$78
$1
$32
$45
$73
$85
$5
$33
$47
$83
$149
$107
$42
$107
$82
$25
$9
$48
2009
2010
2011
2012
2013 (1)
2014
YTD 03/15 (2)

Cumulative operating cash flow from 2009 to present (in millions)

DREW INDUSTRIES INCORPORATED

(1) Cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.
(2) On April 25, 2015, the Company acquired the business and certain assets of Spectal, the purchase price of $22 million is included above. Additionally, a cash dividend of $2.00 per share, or $48 million, declared March 2015 and paid in April 2014 is included above.

Financial Strength

FINANCIAL PERFORMANCE

(12 months ended)	12/31/11	12/31/12	12/31/13	12/31/14	03/31/15
Return on Equity	11%	13%	16%	17%	18%
Return on Assets	9%	10%	12%	12%	12%
Total Debt to Equity	0.00	0.00	0.00	0.04	0.14
Total Debt to EBITDA[(1)]	0.00	0.00	0.00	0.12	0.37

(1) EBITDA is operating profit plus depreciation and amortization.

DREW INDUSTRIES INCORPORATED

Reconciliation of Operating Profit to EBITDA

FINANCIAL PERFORMANCE

($ in millions)	2011	2012	2013	2014	LTM 03/15
Operating Profit	$48.5	$58.1	$78.3	$95.5	$101.3
Depreciation & Amortization	$20.5	$25.7	$27.5	$32.6	$35.2
EBITDA	$69.0	$83.8	$105.8	$128.1	$136.4
Capital Expenditures	$ 24.3	$32.0	$32.6	$42.5	$44.2

DREW INDUSTRIES INCORPORATED

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	2011	2012	2013	2014	LTM 03/15
Net Sales:					
RV Segment	$ 570.6	$ 780.9	$ 893.7	$ 1,074.5	$ 1,150.0
MH Segment	110.6	120.2	121.9	116.3	116.9
Total Net Sales	$ 681.2	$ 901.1	$1,015.6	$1,190.8	$1,266.9
Operating Profit:					
RV Segment	$ 37.7	$ 47.2	$ 68.2	$ 86.6	$ 92.0
MH Segment	10.8	12.4	11.9	10.8	11.2
Total Segment Operating Profit	48.5	59.6	80.2	97.4	103.2
Sale of extrusion assets	-	-	-	(1.9)	(1.9)
Executive Succession	-	(1.5)	(1.9)	-	-
Total Operating Profit	$ 48.5	$ 58.1	$ 78.3	$ 95.5	$ 101.3

DREW INDUSTRIES INCORPORATED

Stock Price History

- Drew has 24.1 million shares outstanding and a market capitalization of approximately $1.4 billion as of June 12, 2015



$70
$60
$50
$40
$30
$20
$10
$0
$5
$8
$14
$18
$28
$26
$44
$27
$12
$6
$21
$21
$23
$32
$51
$51
$58
2001
2002
2003
2004
2005
2006
10/5/07
2007
2008
3/9/09
2009
2010
2011
2012
2013
2014
6/12/15

- Dates noted above are as of December 31, unless noted.
- Stock prices above are not adjusted for dividends

Analyst Coverage

- **Citi Research**
  - Gregory Badishkanian – (212) 816-2720
- **CJS Securities**
  - Dan Moore – (914) 287-7600
- **Sidoti & Company, LLC**
  - Scott Stember – (212) 453-7017
- **Thompson Research Group**
  - Kathryn Thompson – (615) 891-6206